                            SCHEDULE 14A INFORMATION

               Consent Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934




Filed by the Registrant[  ]

Filed by a Party other than the Registrant[x]

Check the appropriate box:

[x]     Preliminary Consent Statement

[ ]     Confidential for use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

[ ]     Definitive Consent Statement

[ ]     Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             NABI BIOPHARMACEUTICALS
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Third Point LLC
                         Third Point Offshore Fund, Ltd.
                             Third Point Partners LP
                             Third Point Ultra Ltd.
                         Lyxor/Third Point Fund Limited
                        Third Point Partners Qualified LP
                                 Daniel S. Loeb
                  --------------------------------------------
                  (Name of Person(s) Filing Consent Statement)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.



         1) Title of each class of securities to which transaction applies:


         ------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:


         ------------------------------------------------------------



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         ------------------------------------------------------------


         4) Proposed maximum aggregate value of transaction:


         ------------------------------------------------------------


[  ]     Fee paid previously with preliminary materials.


[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



         1) Amount Previously Paid:


         ------------------------------------------------------------


         2) Form, Schedule or Registration Statement No.:


         ------------------------------------------------------------


         3) Filing Party:


         ------------------------------------------------------------



         4) Date Filed:


         ------------------------------------------------------------

                                                              PRELIMINARY COPIES

                             NABI BIOPHARMACEUTICALS

                             -----------------------

                              CONSENT SOLICITATION
                    FOR THE REMOVAL AND POSSIBLE REPLACEMENT
                            OF CERTAIN NABI DIRECTORS

                             -----------------------



  CONSENT STATEMENT OF THIRD POINT LLC, THIRD POINT OFFSHORE FUND, LTD., THIRD
   POINT PARTNERS LP, THIRD POINT ULTRA LTD., LYXOR/THIRD POINT FUND LIMITED,
              THIRD POINT PARTNERS QUALIFIED LP AND DANIEL S. LOEB

                                                                October __, 2006

Dear Fellow Stockholders of Nabi Biopharmaceuticals:

                  We are furnishing this Consent Statement to holders of the common stock, par value $0.10 per share (the "Common Stock"), of Nabi Biopharmaceuticals, a Delaware corporation (the "Company"), on behalf of Third Point LLC, Third Point Offshore Fund, Ltd., Third Point Partners LP, Third Point Ultra Ltd., Lyxor/Third Point Fund Limited and Third Point Partners Qualified LP, (collectively, the "Third Point Entities") and Daniel S. Loeb. The Third Point Entities collectively are one of the largest stockholders of the Company, beneficially owning approximately 9.5% of the Common Stock as of October __, 2006.

                  We are seeking stockholder support to replace a majority of the directors of the Company with our nominees in order to provide new leadership for the Company with the goal of maximizing stockholder value under the leadership of a new chief executive officer.

                  Over a period of approximately eight months, we have encouraged the Company and its Board of Directors (the "Board") to explore strategic alternatives in order to maximize value for all stockholders. We have repeatedly expressed to the Company and the Board our belief and concern that the Company's cash burn rate (net cash used in operating activities) is too high and its strategic plan is too risky for the Company to continue with "business as usual."

                  In late September, the day after we publicly announced our intention to conduct this solicitation (the "Solicitation"), the Company announced that it had retained Banc of America Securities LLC ("BofA") to assist with its exploration of the full range of strategic alternatives available to the Company. However, the press release also stated the Board's continued belief that the Company's current strategy will build stockholder value.

                  More recently, the Company announced that it had signed a definitive agreement to sell PhosLo and the product's related assets to a subsidiary of Fresenius Medical Care for consideration of up to $150 million in up front cash, milestone payments, and royalties on sales of a new product formulation under development. However, in its business update call the same day, the Company stated that the proceeds of the PhosLo sale would be used to fund ongoing cash needs of the Company. Subsequently, in its October 16th letter to stockholders, the Board stated that the proceeds from the sale of PhosLo, from partnering NicVAX(R) and StaphVAX(R) and Civacir(R), and the associated expected cost reduction will be used to fund "important development programs," but did not disclose what those "important development programs" actually are.

                  Of particular concern to us - and an issue we believe must concern other stockholders as well - is whether the proceeds of the PhosLo sale, and of any future asset divestitures, will be squandered by the Company's funding of a risky business plan. This concern, and other reasons why we are seeking your support for our Solicitation, are discussed under "REASONS FOR THIS SOLICITATION" below.

                  We are soliciting your consent for the following actions:

              (1) The removal of a majority of the members of the Board, specifically: Thomas H. McLain, Richard Harvey, Leslie Hudson, Peter Davis and David Castaldi; and

              (2) To request that the then remaining members of the Board fill the vacancies created by the removal of Messrs. McLain, Harvey, Hudson, Davis and Castaldi by appointing Jason Aryeh, Todd Davis, Stephen Kasnet, Timothy Lynch and Stuart Oran (the "Third Point Nominees") to the Board.

Please note that the Third Point Nominees are experienced biopharmaceutical executives, directors and/or investors in biopharmaceutical and other businesses, and that none are affiliated with Third Point. In addition, please note that if appointed to the Board, the Third Point Nominees will owe fiduciary duties to all of the Company's stockholders. Details of the backgrounds of the Third Point Nominees are contained elsewhere in this Consent Statement.

                  We urge you to consent to the removal of Messrs. McLain, Harvey, Hudson, Davis and Castaldi and to request that the Board appoint Mr. Aryeh, Mr. Todd Davis, Mr. Kasnet, Mr. Lynch, and Mr. Oran to fill the vacancies created by removal because we believe that the appointment of new members to the Board would be beneficial to the Company and its stockholders. Accordingly, we ask that you consent to these matters on our WHITE consent card with respect to all shares for which you were entitled to give consent as of [____, 2006], the record date for this Solicitation (the "Record Date") and return the WHITE card in the enclosed postage-paid envelope.

                  If your shares are held in the name of a brokerage firm, bank or nominee, only that entity can vote such shares and only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the WHITE consent card on your behalf.

                  YOUR VOTE IS IMPORTANT. If you agree with the reasons for the Third Point Entities' solicitation set forth in this Consent Statement, please return your consent card in support of our proposals no matter how many or how few shares you own.

                                                  Thank you for your support.

                                                  Sincerely,

                                                  Daniel S. Loeb

--------------------------------------------------------------------------------
         IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN COMPLETING THE
                               WHITE CONSENT CARD
      OR NEED ADDITIONAL COPIES OF OUR CONSENT MATERIALS, PLEASE CALL OUR
                               CONSENT SOLICITOR:

                              D.F. KING & CO., INC.

                           48 Wall Street, 22nd Floor
                               New York, NY 10005
                           Toll Free: 1 (888) 542-7446
                 Banks and Brokers Call Collect: (212) 269-5550

--------------------------------------------------------------------------------

              QUESTIONS AND ANSWERS ABOUT THIS CONSENT SOLICITATION



WHAT ARE YOU ASKING THAT THE STOCKHOLDERS CONSENT TO?

                  We are asking you to give your written consent to two proposals. The first proposal provides for the removal of Thomas H. McLain, Richard Harvey, Leslie Hudson, Peter Davis and David Castaldi from the current Board. The second proposal requests, upon the effectiveness of Proposal 1, that the Board appoint the Third Point Nominees to fill the vacancies resulting from the removal of directors pursuant to Proposal 1.

WHO ARE THE THIRD POINT NOMINEES?

                  Jason Aryeh, Todd Davis, Stephen Kasnet, Timothy Lynch and Stuart Oran are highly qualified individuals with significant business experience. The principal occupation and business experience of each Nominee is set forth in this Consent Statement under the section entitled "Biographical Information Regarding the Third Point Nominees" which we urge you to read. None of the Third Point Nominees is an employee of the Third Point Entities nor are there any contractual relationships with any of the Third Point Entities aside from the indemnification agreements discussed under "MATTERS TO BE CONSIDERED" below. If appointed to the Board, the Third Point Nominees will owe fiduciary duties to all of the Company's stockholders.

WHO CAN GIVE A WRITTEN CONSENT TO THE PROPOSALS?

                  If you are a record holder of Common Stock as of the close of business on the Record Date, you have the right to consent to the proposals. In response to our request pursuant to the Bylaws, delivered to the Company on Nov __, 2006, the Company has set [______, 2006] as the Record Date.

WHAT IS THE DEADLINE FOR SUBMITTING CONSENTS?

                  We urge you to submit your consent as soon as possible. In order for our proposals to be adopted, the Company must receive written unrevoked consents signed by a sufficient number of stockholders to adopt the proposals within 60 calendar days of the date of the earliest dated consent delivered to the Company. We urge you to act as soon as possible to ensure that your consent will count.

HOW MANY CONSENTS MUST BE GRANTED IN FAVOR OF THE PROPOSALS TO ADOPT THEM?

                  Proposal 1 will be adopted and become effective when properly completed, unrevoked consents are signed and dated by the holders of a majority of the outstanding Common Stock as of the close of business on the Record Date, and such consents are delivered to the Company, provided that the latest dated consent is as of a date within 60 calendar days of the date of the earliest dated consent delivered to the Company.

                  Proposal 2 is a non-binding proposal, and the remaining members of the Board are not required to appoint the Third Point Nominees. However, we believe that if a majority of the stockholders submit valid consents requesting that the Board appoint the Third Point Nominees, those consents will clearly express the will of the Company's stockholders and that the Board will have chosen to defy that will if it does not fill the vacancies as requested.

WHAT SHOULD I DO TO CONSENT?

                  Sign, date and return the enclosed WHITE consent card to Third Point LLC, c/o D.F. King & Co., Inc. ("D.F. King") in the enclosed postage-paid envelope.

WHAT IF I WANT TO REVOKE MY CONSENT?

                  An executed consent card may be revoked at any time before the action authorized by the executed consent becomes effective by marking, dating, signing and delivering a written revocation. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated consent card that is properly completed will constitute a revocation of any earlier consent. The revocation may be delivered either to Third Point LLC, c/o D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005 or to the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations of consents be mailed or delivered to D.F. King & Co. at the address set forth above, so that we will be aware of all revocations and can more accurately determine if and when consents to the proposals have been received from the holders of record on the Record Date for this consent solicitation of a majority of the outstanding Common Stock.

WHOM SHOULD I CALL IF I HAVE QUESTIONS ABOUT THE SOLICITATION?

         Please call D.F. King & Co., Inc. at 1 (888) 542-7446.

                         BACKGROUND OF THIS SOLICITATION

                  On April 17, 2006, Daniel S. Loeb and certain of the Third Point Entities filed a Schedule 13D with the Securities and Exchange Commission (the "SEC") stating that we had acquired 8.4% of the outstanding Common Stock. Our Schedule 13D filing disclosed that we had been telling the Company for several months that it should immediately retain a new investment banking firm to implement a strategic process aimed at maximizing stockholder value and that during the pendency of that process the Company should refrain from selling or partnering with respect to any of its currently marketed or pipeline products or other assets, unless any such sale or relationship would result in extraordinary values that could be achieved in a strategic process.

                  On April 27, 2006, Mr. Loeb sent a letter to the Board reiterating our demands expressed in our initial Schedule 13D. Among other things, the letter added that we believe that all cash proceeds received by the Company from any asset sales or partnering going forward should promptly be paid to stockholders rather than left for management to spend. In response to this letter, we received a terse note from Mr. McLain dated May 1, 2006, which treated our concerns in a perfunctory manner. On June 15, 2006, Mr. Loeb sent to the Board another letter detailing our many concerns and urging the Board to immediately commence a well-organized public auction of the Company.

                  In late June, 2006, Mr. McLain told us that if we agreed to hold off on taking further action against the Company, which we had warned both Mr. McLain and the Company's financial advisor was coming, he would be willing to update us in the second week of July on the Company's progress and its position regarding our outstanding demands. However, when Mr. Loeb called Mr. McLain for the update as discussed, Mr. McLain informed Mr. Loeb that he would not update us on the Company's progress. Subsequently, the Company's financial advisor approached us with an offer to present our views to three non-management Board members, which we declined because we were advised that the meeting would not be interactive and we therefore expected we would only be able to reiterate the views we had previously expressed in our letters to the Board.

                  In a letter to the Board dated August 16, 2006, Mr. Loeb addressed developments at the Company in the prior two months and demanded that the Board empower BofA, its financial advisor, to immediately explore all strategic alternatives and pursue a public process to maximize stockholder value. Mr. Loeb expressed in the letter his view that if the Board did not undertake a program to maximize value for all stockholders, the Company's directors would certainly be removed from their positions at the next annual stockholders' meeting.

                  On September 5, 2006, in accordance with Section 220 of the Delaware General Corporation Law, certain of the Third Point Entities demanded the right to inspect, during normal business hours, the books and records of the Company. The Company responded to this demand by stating that it would allow us to inspect only a very limited subset of the documents requested subject to execution of a confidentiality agreement.

                  On September 14, 2006, Mr. Loeb sent to the Board a letter anticipating a meeting of the Board to be held on September 15, 2006, at which we understood the Board would decide whether to expand BofA's mandate to include exploration of asset sales and other means to maximize stockholder value. Among other things, Mr. Loeb's letter insisted that the Board take the step of expanding BofA's mandate. Subsequent to the Board's meeting, we were told by BofA that the Company would neither discuss nor disclose whether the Board had taken action on the financial advisors' mandate.

                  As a result of the continued lack of an adequate response to the many concerns we had expressed to management over the prior eight months, we concluded that our only recourse was to conduct a solicitation of consents for the removal from the Board of Mr. McLain and perhaps several other directors. Accordingly, on September 26, 2006, we filed an amendment to our Schedule 13D which disclosed this intention, as well as an intention to solicit consents in favor of a proposal requesting that one or more individuals to be named by us be added to the Board to fill any vacancies created by the removal of directors. The Schedule 13D amendment explained that a Company bylaw that purports to limit removal of directors to instances of "cause" only, and to require for removal the affirmative vote of 75% of the shares outstanding, is invalid under Delaware law and that the bylaw would therefore not affect the ability of the Company's stockholders to remove any or all of the Company's directors without cause by the vote of a majority of the outstanding shares.

                  On September 27, 2006, the day after our Schedule 13D was amended to announce the Solicitation, the Company issued a press release stating that it had retained BofA to assist with its exploration of the full range of strategic alternatives available to the Company. The press release also stated, however, that "[t]he [B]oard continues to believe that the [C]ompany's current strategy will build shareholder value." We concluded from this latter statement by the Company that the Board still embraced its current business strategy as a viable plan to be considered alongside alternatives such as licensing or development arrangements, joint ventures, strategic alliances, a recapitalization, and the sale or merger of all or part of the Company.

                  On September 28, 2006, we contacted a representative of BofA to suggest that the Company might avoid a consent solicitation, thus benefiting all of the Company's stockholders, if it were to take additional steps to address the issues we raised in our prior correspondence with the Company and BofA. In response, on September 29, 2006, the BofA representative requested that we deliver to BofA later that day a proposal setting forth the terms on which we would agree not to conduct the Solicitation. The BofA representative committed to seek a response from the Company by October 3, 2006.

                  Later on September 29, 2006, we proposed that we would refrain from conducting the Solicitation if (i) the Company would add to the Board two individuals who would be named by, but would not be employees of, the Third Point Entities, (ii) the Company would form a strategic action committee (the "SAC") with broad powers to run a value maximization process and whose members would be the two individuals we nominated to the Board plus two other Board members (other than Mr. McLain) to be agreed upon with the Company, (iii) all corporate expenditures or asset acquisitions or sales (including joint ventures and licensing arrangements) in excess of $5 million (or involving payments or obligations in excess of $5 million) would be required to be approved by the SAC, (iv) we would have the right, exercisable at our option no earlier than 120 days prior to the date of the Company's 2007 Annual Meeting of Stockholders, to be updated in detail by the SAC and its financial advisors on the history and status of the value maximization process, (v) the Company would hold its 2007 Annual Meeting of Stockholders no later than May 31, 2007, and would give us notice of the date of that meeting no later than 120 days prior to the date of the meeting and (vi) the Company would reimburse us for our out-of-pocket legal expenses in connection with our investment in the Company, up to $100,000.

                  On October 1, 2006, BofA responded to our proposal by advising us that they, as the Company's strategic advisors, together with the Company's outside legal advisors, believed that they could "pitch" to the Board "with reasonable success" a settlement whereby (i) the Company would agree, as it had already publicly disclosed, that it would explore the full range of strategic alternatives available to the Company to further enhance stockholder value, including a possible sale of all or part of the Company, (ii) subject to a confidentiality agreement, the Company would keep us informed on a regular basis of the progress made in connection with the process (including weekly updates regarding the status of discussions with all parties contacted by BofA or who contact the Company on an unsolicited basis) and listen to our suggestions and opinions regarding the process and (iii) we would agree that, until the tenth day prior to the last day stockholders can submit proposals for the 2007 Annual Meeting of Stockholders, we would not engage in any solicitations of proxies or consents to vote any securities of the Company.

                  Later on October 1, 2006, we responded to BofA that its counter-proposal was not acceptable to us because it did not address any of the concerns reflected in our proposal and would leave us in a worse position than if no agreement had been reached with the Company. As to the latter concern, among other things, we believed that the counter-proposal made by BofA would have allowed the Company to proceed with its announced process of exploring strategic alternatives without the active participation of stockholder nominated representatives and would not place limits on management's ability to take steps that could hamper a strategic process or diminish the asset values embedded within the Company.

                  On October 4, 2006, we issued a press release confirming that we would proceed with our previously announced plan to conduct the Solicitation. The press release stated our belief that "the Company may not be fully committed to the robust process of maximizing shareholder value that its owners have demanded and further believes that shareholder representatives must be added to the Nabi Board and must participate in the value maximizing process." In this regard, the press release noted the length of time that had passed since we had first demanded that the Company pursue strategic alternatives, the fact that the Company only announced its retention of BofA to explore strategic alternatives the day following our announcement of our intention to conduct the Solicitation and the Company's comment expressing the Board's continued belief in the Company's current strategy.

                  On October 12, 2006, the Company announced that it had signed a definitive agreement to sell PhosLo and the product's related assets to a subsidiary of Fresenius Medical Care for consideration of up to $150 million in up front cash, milestone payments, and royalties on sales of a new product formulation under development. In a "business update call" the same day, Mr. McLain implied that the proceeds of the PhosLo sale would be used to fund ongoing cash needs of the Company.

                  On October 16, 2006, the Company sent a letter to its stockholders regarding the announcement of the PhosLo sale and the enrollment of patients in a Phase IIB study for NicVAX. In this letter, the Company confirmed what it had articulated in its October 12th press release and business update call regarding the continued pursuit of its current business plan.

                  Later that same day, Mr. Loeb sent a letter to the Board reiterating our concern over the Company's use of the proceeds from the PhosLo sale, from partnering NicVAX and StaphVAX and Civacir, and the associated cost reductions to fund risky development programs. Mr. Loeb confirmed our intention to conduct this Solicitation for the removal of a majority of the members of the Board.

                  On October 26, 2006, Mr. Aryeh contacted Mr. McLain to clarify fundamental issues regarding NABI-HB raised on the Company's earnings conference call held the prior day. Mr. Aryeh also advised Mr. McLain that he had agreed to be a Third Point Nominee, and that he regretted that the Company's dispute with many of its largest stockholders had come to such an impasse. Later that day, Mr. McLain reached out to Mr. Aryeh and proposed that Mr. Aryeh act as an intermediary to attempt to reach a settlement with the Third Point Entities. With our consent, Mr. Aryeh again proposed a settlement offer substantially on the terms previously proposed on September 29, 2006. Discussions continued on October 27, 2006 and ended without an agreement because the parties could not agree on the composition of the SAC. The Company insisted that the SAC be a committee of five members, consisting of three current Board members and two of the Third Point Nominees, and we agreed that the SAC could be a committee of five members if there were a mutual agreement on the fifth member. We proposed that the SAC be established with four members - two designated by the Board and two of the Third Point Nominees - and that the four members, by majority vote, would choose a fifth member from among the current Board members and, failing agreement in good faith, that the four members would seek to agree in good faith on an independent person not currently on the Board to be added to the Board and the SAC. The discussions ended because the Company required that the fifth member of the SAC be another current member of the Board. Subsequently, on October 30, 2006, we and the Company renewed discussions, but no settlement has been reached and significant differences between our positions remain.

                          REASONS FOR THIS SOLICITATION

                  We are soliciting your consent to remove a majority of the Company's directors from the Board and to request that the remaining directors of the Company appoint the Third Point Nominees to fill the vacancies caused by those removals. If our proposals are supported by the holders of a majority of the Common Stock outstanding, Messrs. McLain, Harvey, Davis, Hudson and Castaldi will be removed from the Board and the remaining Company directors will have to decide whether they are prepared to flout the will of the Company's stockholders, who are the true owners of the Company.

         Our reasons for undertaking the Solicitation are simple:

o We strongly disagree with the Company's strategy of pursuing the development and commercialization of pipeline products and other developmental programs because we believe this strategy is overly risky in light of the Company's size, resources and lack of profitability.

o While we support the PhosLo transaction recently announced by the Company, we do not believe that the proceeds of that transaction should be used to fund the development and commercialization of the Company's programs, and should instead be paid out directly and in full to the Company's stockholders.

o We are greatly concerned about the Company's forecasted continued large cash burn for at least the next two years (up to $60 million), and believe that stockholders will be far better off by immediately capitalizing on what we believe to be significant current interest in the Company's assets.

o While we support the Company's announcement that it will consider strategic alternatives, we find this announcement to be reactive. We are concerned about the Company's commitment to that process and about how that process will fit into the Company's current business strategy.

SIGNIFICANT RISKS IN THE COMPANY'S BUSINESS PLAN

                  The development, commercialization, and regulatory approval of product candidates and products in development is an inherently risky undertaking. The Company itself, in its annual report, describes a number of significant "risk factors" that specifically identify risks inherent in the Company's operations. Listed first among these risks, for example, is a risk factor entitled "We may not continue to commercialize or be able to successfully commercialize our Gram-positive infections products in development." In elaborating on this serious risk, the Company refers to its November 1, 2005 announcement of unfavorable results in the Phase III trial of StaphVAX. (As a result of that announcement, the Company's common stock price dropped in a single day from a close of $12.85 per share on October 31, 2005 to a close of $3.63 per share.) The Company's explanation of this particular risk concludes as follows:

         We have invested a significant portion of our efforts and financial resources in the development of our Gram-positive infections products and our willingness to continue to develop these products will depend on our understanding of the efficacy of their underlying technology. Our inability to timely assess and understand with certainty the factors causing the unfavorable results of the StaphVAX trial, our decision not to further commercialize some or all of the products in our Gram-positive infections portfolio or our ultimate inability to successfully commercialize some or all of these products could adversely affect our future business, operating results and financial condition.

                  The Company has also suffered other setbacks and failures in the development of its product candidates and products in development. Despite repeated assertions of expected approval from Mr. McLain dating back to the fourth quarter of 2005, the Company has yet to secure European Union approval for PhosLo or HEBIGTM. Further, although the Company's license application for Nabi-HB Intravenous was filed in November 2002, it has yet to obtain definitive approval by the Food and Drug Administration, which requested long-term supplemental data from the Company. Consequently, Nabi-HB sales are not currently labeled for preventing re-infection with hepatitis B disease in HBV-positive liver transplant patients, resulting in a majority of the Company's sales being off label. As further evidence of the inherent risk involved in the Company's business plan, in March 2005 the Company ceased to generate revenues from sales of one of its products, WinRho SDF, when its exclusive distribution agreement in the United States ended.

THE COMPANY'S STRATEGY FOR FUNDING ITS BUSINESS PLAN

                  The Company's strategy has been to generate cash from sales of its products and to apply that cash to fund its research and development and commercialization activities. However, the Company has not and does not generate sufficient revenues to fund its products under development. In fact, the Company's cash burn (net cash used in operating activities) for the four most recent quarters reported in the Company's quarterly reports was $80 million, against a background of total sales of $114 million and an operating loss of $112 million for that period. As the Company described its situation earlier this year in its most recent annual report:

         Our current revenues from sales of biopharmaceutical and antibody products are insufficient to fund our products under development. In addition, our products under development may not generate sales for several years or at all. We do not have the financial resources to fund concurrently all of our biopharmaceutical product development programs to completion.

                  To deal with this chronic funding shortfall, the Company announced on October 12, 2006 that it had signed a definitive agreement to sell its PhosLo product to Fresenius Medical Care for consideration of up to $150 million, consisting of $65 million in cash, $20 million upon the successful completion of milestones, and royalties following the launch a new product formulation, currently under development, that Fresenius will acquire. While we support the Company's sale of its PhosLo product, we believe the Company is on the wrong track with its publicly announced intention to effectively use these proceeds to fund the enormous cash requirements of its development programs - some $60 million in the next two years according to the Company.

                  Given the significant risks inherent in the Company's business compared to the size and resources of the Company (whether measured in terms of market capitalization, assets or sales), its poor performance over a lengthy timeframe (the Company's shares have declined since the Company did its initial public offering approximately 37 years ago), and its lack of profitability, we believe that all or a substantial portion of the risks inherent in the development and commercialization of the Company's products should be left to industry participants that are better capitalized and have substantially greater resources than the Company. Although the Company has generated a significant amount of cash from the PhosLo transaction and can fund its operations for the next several years by utilizing that cash, in light of the risks we don't believe that it should do so.

EXPLORATION OF STRATEGIC ALTERNATIVES

                  On September 27, 2006, the Company issued a press release announcing that it had retained BofA to assist with its exploration of the full range of strategic alternatives available to it. According to the Company's announcement, the strategic alternatives to be considered "may include" licensing or development arrangements, joint ventures, strategic alliances, a recapitalization, and the sale or merger of all or apart of the Company. The press release also stated, however, that "[t]he [B]oard continues to believe that the [C]ompany's current strategy will build shareholder value." We concluded from this latter statement by the Company that the Board still embraced its current business strategy as a viable plan to be considered alongside the alternatives it said may be explored.

                  The Company's September 27th announcement did not come in a vacuum. For most of 2006, we have been urging the Company to explore strategic alternatives and to announce that process publicly. On September 14th, after we learned that the Board would be meeting the next day to consider an expansion of BofA's role, we once again urged that the Company retain BofA to explore strategic alternatives. The Board meeting of September 15th came and went, and the Company made no announcement and refused to advise us whether any action had been taken. Only after our public announcement of the Solicitation on September 26th did the Company announce (the very next day) that BofA had been retained to explore strategic alternatives.

                  In light of the dilatory response to our demands for a publicly announced strategic alternatives process, the remarkable timing of the Company's announcement of that process and the Board's seeming embrace of its current strategy as a viable strategic alternative, we believe that the Company is not fully committed to the robust process of maximizing shareholder value that its owners have demanded and further believe that shareholder representatives must be added to the Board and must participate in the value maximization process. In order to achieve these ends, we have initiated the Solicitation.

                            MATTERS TO BE CONSIDERED

PROPOSAL 1:  REMOVAL OF DIRECTORS

                  Proposal 1 provides for the removal without cause of a majority of the members of the Board, specifically, Thomas H. McLain, Richard Harvey, Leslie Hudson, Peter Davis and David Castaldi. This proposal also contemplates the removal of any other person or persons appointed to the Board to fill any newly-created directorship or vacancy on the Board prior to the effective date of this proposal. This is intended to address the possibility that the current directors may add directors to the Board and prevent the removal pursuant to this proposal of a majority of the Company's directors.

                  To replace a majority of the members of the Board, the stockholders must remove five of the eight current members of the Board. We are proposing the removal of Mr. McLain and Mr. Harvey as they are the Chairman of the Board and lead independent director, respectively, and thus are the designated leaders of the Board. Mr. Harvey is also the longest-tenured member of the Board (14 years), and we are uncomfortable with his business relationship with the Company, specifically his firm's having been paid approximately $2.8 million by the Company for advisory services. After Mr. Harvey, Mr. Castaldi is the next longest tenured member of the Board, and we believe the Company's stockholders would benefit from his replacement by a Third Point Nominee, who will bring a fresh perspective to the Board. Finally, we are seeking the removal of the two newest members of the Board, Messrs. Hudson and Davis, the only two members nominated and elected under the leadership of Mr. McLain.

                  Section 141(k) of the Delaware General Corporation Law (the "DGCL") provides that any director or the entire board of directors of a Delaware corporation may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of the corporation's directors, subject to exceptions if the corporation has a classified board or cumulative voting in the election of its directors. The Company does not have a classified board or cumulative voting in the election of its directors. However,
Article VI, Section 2 of the Company's bylaws (the "Bylaws") purports to limit the removal of Company directors to instances of "cause" and to require a 75% vote of the stockholders to effect such a removal. This Bylaw provision is invalid and ineffective because it conflicts with the DGCL. Under the DGCL, this right may only be limited by the Company in its certificate of incorporation (the "Certificate"), not the Bylaws. The Certificate does not restrict this statutory right of the stockholders to remove directors of the Company by majority vote and without cause.

                  Proposal 1 will be effective when properly completed, unrevoked consents are signed and dated by the holders of a majority of the outstanding Common Stock as of the close of business on the Record Date, and such consents are delivered to the Company, provided that the latest dated consent is as of a date within 60 calendar days of the date of the earliest dated consent delivered to the Company.

PROPOSAL 2:  APPOINTMENT OF DIRECTORS

                  This proposal provides, upon the effectiveness of Proposal 1, that the stockholders of the Company request that the Board appoint Jason Aryeh, Todd Davis, Stephen Kasnet, Timothy Lynch and Stuart Oran (the "Third Point Nominees") to fill the vacancies resulting from the removal of directors pursuant to Proposal 1.

                  Under Section 142(e) of the DGCL, vacancies on the Board are to be filled in accordance with the Company's Bylaws. Article III, Section 3 of the Bylaws provides that any vacancies on the Board shall be filled solely by the majority vote of the remaining members of the Board. Accordingly, Proposal 2, which requests that the Board fill the vacancies created by the removal of directors, is a non-binding proposal, and the remaining members of the Board are not required to appoint the Third Point Nominees. However, we believe that if a majority of the stockholders submit valid consents requesting that the Board appoint the Third Point Nominees, those consents will clearly express the will of the Company's stockholders and that the Board will have chosen to defy that will if it does not fill the vacancies as requested.

                  Each of the Third Point Nominees has consented to being named as a nominee in this Consent Statement. The Third Point Entities do not expect that any of the Third Point Nominees will be unable to serve if appointed, but in the event that a vacancy in the slate of Third Point Nominees should occur unexpectedly, we may seek your consent to request that the Board appoint a substitute candidate selected by the Third Point Entities. If the Third Point Entities determine to add nominees because the Company expands the size of the Board of Directors subsequent to the date of this Consent Statement, the Third Point Entities will supplement this Consent Statement.

Biographical Information Regarding the Third Point Nominees

                  The following information concerning age, principal occupation and business experience during the last five years, and current directorships has been furnished to the Third Point Entities by the Third Point Nominees, each of whom has confirmed his willingness to serve on the Board of Directors if appointed.

                  JASON ARYEH, age 38, is the Founder and Managing General Partner of JALAA Equities, LP, a private hedge fund focused on the Biotechnology and Specialty Pharmaceutical sector. He has served in such capacity since 1997. Mr. Aryeh currently serves on the board of directors of Ligand Pharmaceuticals, a board on which Mr. Loeb and two other representatives of the Third Point Entities serve. Mr. Aryeh also serves as both a Special Advisor to the Cystic Fibrosis Foundation for Drug Discovery, and as Honorary Chairman of the New Mexico Chapter of the Cystic Fibrosis Foundation. Mr. Aryeh earned a B.A. in Economics, with honors, from Colgate University, and is a member of the Delta Epsilon Honor Society in Economics.

                  TODD C. DAVIS, age 45, currently serves on the board of directors of two private pharmaceutical companies, and historically has served on several boards of directors in other private and public companies. Currently an independent investor, Mr. Davis spent the last five years in institutional private equity investing. From 2001 to 2004, Mr. Davis served as a partner with Apax Partners in New York. From 2004 to 2006, Mr. Davis served as a partner with Paul Capital Partners, also in New York. Prior to 2001, Mr. Davis spent several years serving in business and operational roles within the pharmaceutical industry. Mr. Davis graduated with a B.S. from the United States Naval Academy and earned a Masters in Business Administration from Harvard University.

                  STEPHEN G. KASNET, age 61, is the President and CEO of Harbor Global Company, Ltd and Calypso Management LLC and currently serves on the board of directors of Tenon, Ltd. Mr. Kasnet is the Chairman of the Board of Columbia Labs, Inc., an international pharmaceutical company, and the Chairman of the Board and a Director of Rubicon, Ltd., a New-Zealand-based diversified manufacturing, distribution and biotechnology company. From 1996 to 2000, Mr. Kasnet was Executive President of Pioneer Group, Inc. and President of Pioneer Global Investments. From 1991 to 1995, Mr. Kasnet was Managing Director of First Winthrop Corporation and Winthrop Financial Associates, and from 1989 to 1991, he was Executive Vice President of Cabot, Cabot & Forbes. From 1984 to 1989, Mr. Kasnet was Executive Vice President of R.M. Bradley & Company, Inc. Mr. Kasnet graduated from the University of Pennsylvania with a B.A. in Political Science and French.

                  TIMOTHY LYNCH, age 36, is the President and Chief Executive Officer of NeuroStat Pharmaceuticals, Inc. and currently serves on the board of directors of Allos Therapeutics, Inc. and BioForm Medical. In 2005, Mr. Lynch was the President and Chief Executive Officer of Vivo Therapeutics, Inc., a start-up specialty pharmaceutical company. From 2002 through 2005, Mr. Lynch served as Senior Vice President, Finance and Administration and Chief Financial Officer of Tercica, Inc., a public biotechnology company. From 1999 to 2002, Mr. Lynch served as Vice President, Finance and Administration and Chief Financial Officer of Intermune, Inc., a public biotechnology company. Mr. Lynch graduated from Colgate University with a B.A. in Economics as well as from the Harvard University Graduate School of Business Administration with a Masters in Business Administration.

                  STUART I. ORAN, age 56, is a founder, and since September 2006, a Senior Managing Director of Porticoes Finance LLC, a specialty finance company focused on financings for middle market companies. Mr. Oran was previously the Managing Member of Roxbury Capital Group LLC, a boutique merchant banking firm, which he founded in April 2002. Mr. Oran currently serves on the board of directors of Wendy's International, Inc. and Spirit Airlines. From July 1994 to March 2002, Mr. Oran held a number of senior executive positions at UAL Corporation and its operating subsidiary, United Airlines, including Executive Vice President - Corporate Affairs, Senior Vice President - International and Senior Vice President - Business Aviation. From May 2001 to March 2002, Mr. Oran also served as Chief Executive Officer of Avolar, United's business aviation business. On December 9, 2002, UAL Corporation and its subsidiaries, including United Airlines, filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. From 1974 to 1994, Mr. Oran was a corporate attorney (and partner from 1982) at the law firm of Paul, Weiss, Rifkind, Wharton and Garrison LLP. Mr. Oran graduated with a B.S. from Cornell University and a J.D. from the University of Chicago Law School.

                  If appointed, each Third Point Nominee would receive such directors' fees as may be payable by the Company in accordance with its practice at the time. Except as described below, there are no understandings or arrangements between the Third Point Nominees or any other person pursuant to which the nominations are to be made by the Third Point Entities. Pursuant to an agreement with each of the Third Point Nominees and the Third Point Entities, the Third Point Entities will indemnify and hold harmless each Third Point Nominee from any and all damages, judgments, fines, settlements, losses and expenses incurred by such nominee resulting from any action, suit or proceeding based upon or arising from certain actions, including the solicitation of consents to which this Consent Statement relates and such person's ongoing services as a director of the Company to the extent not otherwise indemnified by the Company, other than certain excluded losses.

                  Additional information concerning the participants (as such term is defined in Instruction 3 to Item 4 of Schedule 14A under the Securities Exchange Act) in this solicitation is set forth in Appendix A to this Consent Statement.



                   INFORMATION ABOUT THE THIRD POINT ENTITIES

                  Daniel S. Loeb is the chief executive officer and managing member of Third Point LLC and controls Third Point LLC's business activities. The principal business of Mr. Loeb is to act as the chief executive officer and managing member of Third Point LLC. Third Point LLC is organized as a limited liability company under the laws of the State of Delaware, and its principal business is to serve as investment manager or adviser to a variety of funds and managed accounts (such funds and accounts, the "Funds"), and to control the investing and trading in securities of the Funds. The principal business of each of the Funds is to invest and trade in securities. Third Point Offshore Fund, Ltd. is organized as a limited liability exempted company under the laws of the Cayman Islands. Third Point Partners LP is organized as a limited partnership under the laws of the State of Delaware. Third Point Ultra Ltd. is organized as a company under the laws of the British Virgin Islands. Lyxor/Third Point Fund Limited is a public company organized under the laws of Jersey. Third Point Partners Qualified LP is organized as a limited partnership under the laws of the State of Delaware.

                  The address of the principal business and principal office of Third Point Offshore Fund, Ltd. is c/o Walkers SPV Limited, Walker House, Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands, British West Indies. The address of the principal business and principal office of Third Point Ultra Ltd. is c/o Walkers (BVI) Limited of Walkers Chambers, P.O. Box 92, Road Town, Tortola, British Virgin Islands. The address of the principal business and principal office of Lyxor/Third Point Fund Limited is c/o Lyxor Asset Management, Tour Societe Generale, 17 Cours Valmy, 92987 Paris-La Defense Cedex, France. The address of the principal business and principal office of the other Third Point Entities is 390 Park Avenue, New York, NY 10022.

                  The Third Point Entities beneficially own 5,750,000 shares of Common Stock, representing approximately 9.5% of the 60,376,349 shares of Common Stock as reported to be outstanding by the Company as of July 27, 2006.

                  Additional information concerning transactions in securities of the Company effected during the past two years by the Third Point Entities and the Third Point Nominees is set forth in Appendix B to this Consent Statement.


                               CONSENT PROCEDURES

                  Section 228 of the Delaware General Corporation Law (the "DGCL") states that, unless the certificate of incorporation of a Delaware corporation otherwise provides, any action required to be taken at any annual or special meeting of stockholders of that corporation, or any action that may be taken at any annual or special meeting of those stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office must be by hand or by certified or registered mail, return receipt requested. Consents must also bear the date of the signature of the stockholder who signs the written consent. To be effective, the requisite consents must be delivered to the Company within 60 days of the earliest dated consent delivered to the Company.

                  The Company's certificate of incorporation does not prohibit, and therefore permits, the Company's stockholders to act by written consent. Although a provision of the Company's Bylaws purports to limit the removal of Company directors to instances of "cause" and to require a 75% vote of the stockholders to effect such a removal, this Bylaw provision is invalid and ineffective because it conflicts with the DGCL. Under the DGCL, except in cases not relevant to the Company and except where the right is limited in the Certificate (not the Bylaws), the Company's stockholders have the right to remove any or all Company directors, without cause, by the vote of the holders of a majority of the shares of Common Stock outstanding. The Certificate does not restrict this statutory right of the stockholders to remove directors of the Company by majority vote and without cause.

                  According to the Company's latest Form 10-Q filed with the SEC on August 2, 2006, the Company had 60,376,349 shares of Common Stock outstanding as of July 27, 2006. Assuming that the number of issued and outstanding Common Stock remains 60,376,349 on the Record Date, the consent of the holders of at least 30,188,175 shares of Common Stock would be necessary to effect these proposals. The actual number of consents necessary to effect the proposals will depend on the facts as they exist on the Record Date.

                  Pursuant to the Company's Bylaws, any stockholder of record seeking to have the stockholders of the Company authorize or take corporate action by written consent is required to request in writing that the Board fix a record date to establish those stockholders that are entitled to give their consent. The Company's Board must promptly, but in all events within 10 days after the date on which the request is received, adopt a resolution fixing the record date for the solicitation, which record date must be no more than 10 days after the date of the resolution. If the Board does not fix a record date within 10 days of the date on which the request is received, the record date for the solicitation will be the date on which the first signed consent is delivered to the Company. The filing of this Consent Statement with the SEC, whether in preliminary or definitive form, shall not be deemed to be a request by us or any other Company stockholder for the Board to set a record date for the consent solicitation. The Third Point Entities made a request on November [ ], 2006 that the Board fix a record date for this consent solicitation. On November [ ], 2006 the Board fixed [ ], 2006 as the Record Date.

                  Proposal 1 will be adopted and become effective when properly completed, unrevoked consents are signed and dated by the holders of a majority of the outstanding Common Stock as of the close of business on the Record Date, and such consents are delivered to the Company, provided that the latest dated consent is as of a date within 60 calendar days of the date of the earliest dated consent delivered to the Company.

                  Proposal 2 is a non-binding proposal, and the remaining members of the Board are not required to appoint the Third Point Nominees. However, we believe that if a majority of the stockholders submit valid consents requesting that the Board appoint the Third Point Nominees, those consents will clearly express the will of the Company's stockholders and that the Board will have chosen to defy that will if it does not fill the vacancies as requested.

                  If your Shares are registered in your own name, please sign, date and mail the enclosed WHITE consent card to D.F. King & Co., Inc., in the postage-paid envelope provided. If your shares are held in the name of a brokerage firm, bank or nominee, only that entity can vote such shares and only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the WHITE consent card on your behalf.


                             SOLICITATION; EXPENSES

                  Consents may be solicited by mail, advertisement, telephone, facsimile, telegraph, email and personal solicitation by the Third Point Entities and by the Third Point Nominees. No additional compensation will be paid to the Third Point Entities or to the Third Point Nominees for the solicitation of consents. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Third Point Entities' solicitation material to their customers for whom they hold shares, and the Third Point Entities will reimburse them for their reasonable out-of-pocket expenses.

                  The Third Point Entities have retained D.F. King to assist in the solicitation of consents and to act as an advisor and consultant in connection with the solicitation of consents. The Third Point Entities will pay D.F. King an estimated fee of up to $150,000 and have agreed to reimburse it for its reasonable out-of-pocket expenses. It is anticipated that between 75 and 100 persons will be employed by D.F. King to solicit stockholders. Pursuant to the terms of the agreement with D.F. King, Third Point LLC will indemnify D.F. King and its officers, directors and employees, from any and all losses incurred by D.F. King in connection with the solicitation of the consents.

                  The entire expense of preparing, assembling, printing and mailing this Consent Statement and related materials and the cost of soliciting consents will be borne by the Third Point Entities. However, if Proposal 1 in this Solicitation is adopted, we will request that the Board reimburse our expenses.

                  The Third Point Entities estimate that the total expenditures relating to this Solicitation incurred by the Third Point Entities will be approximately $500,000, approximately $250,000 of which has been incurred to date.


                          INFORMATION ABOUT THE COMPANY

                  Based upon documents publicly filed by the Company, the mailing address of the principal executive offices of the Company is 5800 Park of Commerce Boulevard N.W., Boca Raton, FL 33487.

                  Appendix C to this Consent Statement sets forth information obtained from the Company's public filings related to the beneficial ownership of shares of Common Stock.

                  Except as otherwise noted herein, the information in this Consent Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although the Third Point Entities do not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of the Third Point Entities, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.



                                              Third Point LLC
                                              Third Point Offshore Fund, Ltd.
                                              Third Point Partners LP
                                              Third Point Ultra Ltd.
                                              Lyxor/Third Point Fund Limited
                                              Third Point Partners Qualified LP
                                              Daniel S. Loeb

                                              October [  ], 2006

                                                                      APPENDIX A

          INFORMATION CONCERNING PARTICIPANTS IN THE PROXY SOLICITATION

                  The following sets forth the name, business address, and the number of shares of Common Stock of the Company beneficially owned (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) as of October 4, 2006 by each of (i) the Third Point Entities and (ii) the Third Point Nominees:

                                                                                   Number of Shares of
                                                                                     Common Stock of          Percent of Common
                                                                                       the Company              Stock of the
Name                                     Business Address                          Beneficially Owned            Company(1)
----                                     ----------------                          ------------------         -----------------
Third Point LLC(2)                       390 Park Avenue                                5,750,000                   9.5%
                                         New York, NY 10022

Third Point Offshore Fund, Ltd.          c/o Walkers SPV Limited                        3,724,100                   6.2%
                                         Walker House
                                         Mary Street
                                         P.O. Box 908GT
                                         George Town
                                         Grand Cayman
                                         Cayman Islands
                                         British West Indies

Third Point Ultra Ltd.                   c/o Walkers (BVI) Limited of Walkers            614,300                    1.0%
                                         Chambers
                                         P.O. Box 92
                                         Road Town
                                         Tortola
                                         British Virgin Islands

Third Point Partners LP                  390 Park Avenue                                 585,300                    1.0%
                                         New York, NY 10022

Lyxor/Third Point Fund Limited           c/o Lyxor Asset Management                      367,200                    0.6%
                                         Tour Societe Generale
                                         17 Cours Valmy
                                         92987 Paris-La Defense Cedex
                                         France

Third Point Partners Qualified LP        390 Park Avenue                                 459,100                    0.8%
                                         New York, NY 10022

Daniel S. Loeb(3)                        390 Park Avenue                                5,750,000                   9.5%
                                         New York, NY 10022

Timothy Lynch                            1422 NW 1st Street                                --                        --
                                         Bend, OR 97701

Stuart Oran                              c/o Porticoes Finance LLC                         --                        --
                                         712 Fifth Avenue, 24th Floor
                                         New York, NY 10019

Stephen Kasnet                           c/o Harbor Global Co., Ltd.                       --                        --
                                         One Faneuil Hall Marketplace
                                         Boston, MA 02109

Jason Aryeh                              c/o JALAA Equities, LP                       1,232,650(4)                  2.0%
                                         34 Sumner Road
                                         Greenwich, CT 06831

Todd Davis                               83 Old Kings Hwy South                            --                        --
                                         Darien, CT 06820

(1) All percentages are based on the 60,376,349 shares of Common Stock outstanding as of July 27, 2006.

(2) Third Point LLC is the investment manager or adviser to the Funds, which include Third Point Offshore Fund, Ltd., Third Point Partners LP, Third Point Ultra Ltd., Lyxor/Third Point Fund Limited, and Third Point Partners Qualified LP, and as such may be deemed the beneficial owner of the shares held for their account. Third Point LLC, Mr. Loeb and Mr. Aryeh may be deemed to be a "group" within the meaning of Section 13(d) and Rule 13d-5 thereunder. Third Point LLC and Mr. Loeb disclaim beneficial ownership of the Common Stock beneficially owned by Mr. Aryeh, and Mr. Aryeh disclaims beneficial ownership of the Common Stock beneficially owned by Third Point LLC and Mr. Loeb.

(3) Mr. Loeb is the chief executive officer and managing member of Third Point LLC and controls Third Point LLC's business activities. Third Point LLC is the investment manager or advisor to the Funds. As such, Mr. Loeb may be deemed the beneficial owner of the shares held for the account of the Funds. Third Point LLC, Mr. Loeb and Mr. Aryeh may be deemed to be a "group" within the meaning of Section 13(d) and Rule 13d-5 thereunder. Third Point LLC and Mr. Loeb disclaim beneficial ownership of the Common Stock beneficially owned by Mr. Aryeh, and Mr. Aryeh disclaims beneficial ownership of the Common Stock beneficially owned by Third Point LLC and Mr. Loeb.

(4)      Consists of (i) 1,102,950 shares of Common Stock owned by Mr. Aryeh;
         (ii) 70,000 shares of Common Stock controlled by JLV Investments, LP;
         (iii) 35,700 shares of Common Stock that may be acquired under the Jason Aryeh Trust; (iv) 600 shares of Common Stock that may be acquired under the Jason Aryeh 2003 Family Trust; (v) 6,400 shares of Common Stock that may be acquired under the Jason Aryeh IRA; and (vi) 17,000 shares of Common Stock owned by Ann Schroeder (individual). Third Point LLC, Mr. Loeb and Mr. Aryeh may be deemed to be a "group" within the meaning of Section 13(d) and Rule 13d-5 thereunder. Third Point LLC and Mr. Loeb disclaim beneficial ownership of the Common Stock beneficially owned by Mr. Aryeh, and Mr. Aryeh disclaims beneficial ownership of the Common Stock beneficially owned by Third Point LLC and Mr. Loeb.

                          ----------------------------

                  Except as set forth in this Consent Statement, in the Appendices hereto or filings of the Third Point Entities pursuant to Section 13 of the Exchange Act to the best knowledge of the Third Point Entities, none of the Third Point Entities, any of the persons participating in this solicitation on behalf of the Third Point Entities, any of the Third Point Nominees nor any associate of any of the foregoing persons (i) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (ii) owns any securities of the Company of record but not beneficially, (iii) has purchased or sold any securities of the Company within the past two years, (iv) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, (vi) has been indebted to the Company or any of its subsidiaries since the beginning of the Company's last fiscal year, (vii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will be or may be a party or (viii) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000. In addition, except as set forth in this Consent Statement or in the Appendices hereto, to the best knowledge of the Third Point Entities, none of the Third Point Entities, any of the persons participating in this solicitation on behalf of the Third Point Entities, any of the Third Point Nominees, nor any associate of any of the foregoing persons has had or is deemed to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company's last fiscal year, or in any proposed transaction, to which the Company or any of its affiliates was or is a party.

                  None of the corporations or organizations in which any of the Third Point Nominees has conducted his principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and none of the Third Point Nominees holds any position or office with the Company, has any family relationship with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation.

                  To the knowledge of the Third Point Nominees, there are no material proceedings to which either Third Point Nominee, or any of their associates, is a party adverse to the Company or any of its subsidiaries, or in which either of the Third Point Nominees or any of their associates has a material interest adverse to the Company or any of its subsidiaries.

                  During the past five years and, with respect to (b) below, during the past ten years, except as set forth herein:

         (a) No petition under the Federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of, any Third Point Nominee, or any partnership in which any Third Point Nominee was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

         (b) No Third Point Nominee has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

         (c) No Third Point Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

                  (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

                  (ii) Engaging in any type of business practice; or

                  (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

         (d) No Third Point Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

         (e) No Third Point Nominee has been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, where the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; and

         (f) No Third Point Nominee has been found by a court of competent jurisdiction in a civil action or by the Commodities Futures Trading Commission to have violated any Federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

                  Since the beginning of the Company's last fiscal year, neither of the Third Point Nominees currently has or has had any relationship of the nature described in Item 404(b) of Regulation S-K, promulgated by the Securities and Exchange Commission under the Exchange Act. Specifically, since the beginning of the Company's last fiscal year, neither of the Third Point Nominees has been an officer, director, partner or employee of, nor has either of them owned, directly or indirectly, beneficially or of record, more than 10% of the equity interest in, any of the following types of organizations:

         (a) Any organization that has made or proposes to make payments to the Company or any of its subsidiaries for property or services in excess of the amounts specified in such Item 404(b);

         (b) Any organization to which the Company or any of its subsidiaries was indebted, at the end of the Company's last full fiscal year, in excess of the amount specified in such Item 404(b);

         (c) Any organization to which the Company or any of its subsidiaries has made or proposes to make payments for property or services in excess of the amounts specified in such Item 404(b); or

         (d) Any organization that provided or proposes to provide legal services or investment banking services to the Company or any of its subsidiaries in excess of the amounts specified in such Item 404(b).

                  No Third Point Nominee has failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act.

                                                                      Appendix B

                     TRANSACTIONS IN NABI BIOPHARMACEUTICALS

                  The following table sets forth information with respect to all purchases and sales of shares of Common Stock by the Third Point Entities and its associates, affiliates and the Third Point Nominees during the past two years (amounts in parentheses indicate a sale of shares):


---------------------------------------- -------------------------------------- --------------------------------------
           Entity                                   Date                          Purchase/Sale of shares
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
THIRD POINT PARTNERS LP                  9/29/06                                (31,000)
---------------------------------------- -------------------------------------- --------------------------------------
                                         8/31/06                                (23,400)
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/31/06                                (4,600)
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/13/06                                7,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/30/06                                1,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/14/06                                28,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/13/06                                11,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/31/06                                (10,900)
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/22/06                                11,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/19/06                                11,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/28/06                                (9,300)
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/27/06                                17,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/17/06                                24,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/13/06                                17,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/12/06                                17,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/12/06                                23,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/11/06                                17,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/11/06                                23,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/10/06                                17,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/7/06                                 44,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/6/06                                 40,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/5/06                                 12,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/31/06                                (4,200)
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/24/06                                5,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/23/06                                9,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/22/06                                2,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/22/06                                13,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/13/06                                9,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/8/06                                 2,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/7/06                                 6,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/7/06                                 23,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/27/06                                3,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/27/06                                2,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                5,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                11,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                11,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/14/06                                5,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                5,900
---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                11,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                9,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/10/06                                18,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/10/06                                23,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/9/06                                 11,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/9/06                                 33,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/8/06                                 7,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/8/06                                 11,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/7/06                                 5,850
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/3/06                                 7,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/30/06                                550
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/30/06                                8,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/27/06                                6,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/26/06                                12,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/18/06                                5,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/17/06                                5,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/13/06                                11,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/13/06                                9,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/12/06                                5,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/11/06                                14,900
---------------------------------------- -------------------------------------- --------------------------------------
THIRD POINT OFFSHORE FUND,               9/29/06                                32,600
LTD.
---------------------------------------- -------------------------------------- --------------------------------------
                                         8/31/06                                35,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/31/06                                16,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/13/06                                32,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/30/06                                (34,100)
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/14/06                                164,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/13/06                                69,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/31/06                                13,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/22/06                                63,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/19/06                                68,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/28/06                                12,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/27/06                                92,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/17/06                                135,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/13/06                                94,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/12/06                                94,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/12/06                                129,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/11/06                                94,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/11/06                                126,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/10/06                                95,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/7/06                                 242,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/6/06                                 220,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/5/06                                 62,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/31/06                                7,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/24/06                                31,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/23/06                                49,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/22/06                                15,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/22/06                                73,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/13/06                                49,800
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
                                         3/8/06                                 11,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/7/06                                 53,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/7/06                                 125,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/27/06                                15,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/27/06                                15,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                31,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                62,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                61,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/14/06                                31,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                31,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                62,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                52,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/10/06                                100,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/10/06                                126,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/9/06                                 63,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/9/06                                 179,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/8/06                                 41,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/8/06                                 63,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/7/06                                 31,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/3/06                                 43,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/30/06                                3,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/30/06                                47,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/27/06                                31,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/26/06                                63,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/18/06                                31,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/17/06                                31,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/13/06                                63,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/13/06                                47,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/12/06                                31,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/11/06                                79,000
---------------------------------------- -------------------------------------- --------------------------------------
THIRD POINT PARTNERS                     9/29/06                                700
QUALIFIED LP
---------------------------------------- -------------------------------------- --------------------------------------
                                         8/31/06                                7,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/31/06                                12,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/13/06                                4,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/30/06                                18,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/14/06                                19,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/13/06                                5,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/31/06                                18,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/22/06                                7,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/19/06                                7,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/28/06                                (3,000)
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/27/06                                10,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/17/06                                15,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/13/06                                10,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/12/06                                10,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/12/06                                14,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/11/06                                10,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/11/06                                14,100
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
                                         4/10/06                                10,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/7/06                                 27,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/6/06                                 24,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/5/06                                 6,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/31/06                                7,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/24/06                                3,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/23/06                                5,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/22/06                                1,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/22/06                                7,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/13/06                                5,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/8/06                                 1,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/7/06                                 4,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/7/06                                 13,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/27/06                                1,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/27/06                                1,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                3,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                6,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                6,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/14/06                                3,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                3,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                6,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                5,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/10/06                                11,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/10/06                                13,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/9/06                                 6,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/9/06                                 19,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/8/06                                 4,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/8/06                                 6,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/7/06                                 3,450
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/3/06                                 5,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/30/06                                350
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/30/06                                5,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/27/06                                3,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/26/06                                6,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/18/06                                3,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/17/06                                3,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/13/06                                6,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/13/06                                5,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/12/06                                3,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/11/06                                8,600
---------------------------------------- -------------------------------------- --------------------------------------
THIRD POINT ULTRA LTD.                   9/29/06                                (7,300)
---------------------------------------- -------------------------------------- --------------------------------------
                                         8/31/06                                (14,700)
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/31/06                                (10,700)
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/13/06                                5,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/30/06                                15,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/14/06                                18,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/13/06                                2,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/31/06                                (13,900)
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/22/06                                11,000
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
                                         5/19/06                                4,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/28/06                                6,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/27/06                                22,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/17/06                                24,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/13/06                                16,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/12/06                                17,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/12/06                                21,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/11/06                                17,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/11/06                                23,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/10/06                                16,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/7/06                                 45,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/6/06                                 41,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/5/06                                 12,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/31/06                                (6,900)
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/24/06                                6,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/23/06                                9,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/22/06                                2,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/22/06                                16,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/13/06                                9,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/8/06                                 500
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/7/06                                 14,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/7/06                                 23,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/27/06                                3,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/27/06                                2,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                5,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                11,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                13,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/14/06                                5,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                5,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                11,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                9,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/10/06                                18,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/10/06                                22,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/9/06                                 11,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/9/06                                 32,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/8/06                                 7,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/8/06                                 11,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/7/06                                 5,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/3/06                                 8,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/30/06                                600
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/30/06                                8,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/27/06                                5,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/26/06                                11,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/18/06                                5,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/17/06                                5,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/13/06                                11,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/13/06                                8,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/12/06                                5,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/11/06                                13,900
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
LYXOR/THIRD POINT FUND
LIMITED                                  9/29/06                                5,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         8/31/06                                (4,900)
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/31/06                                (13,500)
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/13/06                                200
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/30/06                                (1,700)
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/14/06                                19,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/13/06                                10,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/31/06                                (6,600)
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/22/06                                7,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/19/06                                9,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/28/06                                (6,900)
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/27/06                                7,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/17/06                                14,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/13/06                                10,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/12/06                                10,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/12/06                                11,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/11/06                                10,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/11/06                                13,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/10/06                                9,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/7/06                                 26,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/6/06                                 23,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/5/06                                 5,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/31/06                                (4,100)
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/24/06                                3,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/23/06                                2,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/22/06                                1,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/22/06                                8,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/13/06                                5,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/7/06                                 5,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/7/06                                 14,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/27/06                                1,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/27/06                                1,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                3,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                7,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                7,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/14/06                                3,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                3,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                7,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                12,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/10/06                                11,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/10/06                                13,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/9/06                                 7,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/9/06                                 19,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/8/06                                 4,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/8/06                                 7,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/7/06                                 3,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/3/06                                 5,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/30/06                                300
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
                                         1/30/06                                5,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/27/06                                3,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/26/06                                6,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/18/06                                3,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/17/06                                3,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/13/06                                6,900
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/13/06                                5,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/12/06                                3,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/11/06                                8,600
---------------------------------------- -------------------------------------- --------------------------------------
TIMOTHY LYNCH                            11/28/05                               20,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/9/06                                 (20,000)
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/15/06                                1,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/21/06                                (1,000)
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/12/06                                1,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/13/06                                1,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/13/06                                (2,000)
---------------------------------------- -------------------------------------- --------------------------------------
JASON ARYEH                              2/9/05                                 500
---------------------------------------- -------------------------------------- --------------------------------------
                                         12/19/05                               800
---------------------------------------- -------------------------------------- --------------------------------------
                                         12/20/05                               14,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         12/20/05                               700
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/8/06                                 100
---------------------------------------- -------------------------------------- --------------------------------------
*Trades made by Ann Schroeder            10/12/05                               900
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/4/05                                4,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/25/05                               1,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/29/05                               1,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/29/05                               1,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/9/06                                 1,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/13/06                                1,000
---------------------------------------- -------------------------------------- --------------------------------------
*Trades made by JALAA                    2/10/06                                3,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/24/06                                38,875
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/12/06                                1,330
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/14/05                                1,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/7/05                                550
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/7/05                                650
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/7/05                                150
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/1/05                                17,200
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/3/05                                2,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/3/05                                2,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/3/05                                9,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/3/05                                12,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/3/05                                272
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/24/06                                479
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/13/06                                400
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/21/06                                450
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/27/05                                (1500)
---------------------------------------- -------------------------------------- --------------------------------------
                                         8/2/05                                 (1500)
---------------------------------------- -------------------------------------- --------------------------------------
                                         8/1/05                                 (1500)
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/23/05                                (26,600)
---------------------------------------- -------------------------------------- --------------------------------------

                                      B-7

---------------------------------------- -------------------------------------- --------------------------------------
                                         1/30/06                                27,300
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/8/06                                 806
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/10/06                                6,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/21/06                                79,450
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/21/06                                3,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/4/05                                3,750
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/4/05                                1,768
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/4/05                                1,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/4/05                                750
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/1/05                                25,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/3/05                                10,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/3/05                                954
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/3/05                                1,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/3/05                                1,600
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/3/05                                900
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/7/06                                 4,150
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/14/06                                500
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/26/06                                650
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/26/06                                (18,301)
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/26/06                                (6,000)
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/30/05                                (10,431)
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/6/05                                 (9,000)
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/7/06                                 700
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/22/06                                2,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/22/06                                (75,300)
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/31/06                                2,017
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/9/06                                 500
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/13/06                                600
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/22/06                                1,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         3/22/06                                2,800
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/5/05                                3,950
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/5/05                                3,182
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/5/05                                850
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/5/05                                1,250
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/2/05                                950
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/4/05                                4,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/4/05                                2,046
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/4/05                                10,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/4/05                                450
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/25/05                                (5,000)
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/8/06                                 7,843
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/17/06                                250
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/27/06                                500
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/27/06                                (1,050)
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/23/06                                (700)
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/31/06                                (1,100)
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/31/06                                (1,000)
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/6/06                                 12,113
---------------------------------------- -------------------------------------- --------------------------------------
                                         2/9/06                                 12,887
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
                                         2/23/06                                10,050
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/11/06                                5,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         4/13/05                                3,400
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/6/05                                5,100
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/6/05                                400
---------------------------------------- -------------------------------------- --------------------------------------
                                         10/6/05                                3,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/1/05                                75,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/2/05                                15,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/9/05                                500
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/9/05                                6,000
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/9/05                                5,120
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/9/05                                400
---------------------------------------- -------------------------------------- --------------------------------------
                                         5/23/06                                1,850
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/12/06                                900
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/18/06                                450
---------------------------------------- -------------------------------------- --------------------------------------
                                         7/12/05                                (1,000)
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/28/05                                (4,311)
---------------------------------------- -------------------------------------- --------------------------------------
                                         6/29/05                                (470)
---------------------------------------- -------------------------------------- --------------------------------------
*Trades made by JLV                      11/3/05                                13,900
Investments
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/25/05                               7,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         11/29/05                               15,700
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/11/06                                11,500
---------------------------------------- -------------------------------------- --------------------------------------
                                         1/17/06                                7,500
---------------------------------------- -------------------------------------- --------------------------------------

                                                                      APPENDIX C

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                  The following table sets forth, to the knowledge of the Third Point Entities based on a review of publicly available information filed with the SEC, each person (other than directors, whose beneficial ownership is in the table on the following page, and the Third Point Entities, whose beneficial ownership is in the table in Appendix A) reported to own beneficially more than 5% of the outstanding Common Stock as of October 4, 2006:

                    Name and Address of                         Number of Shares of Common      Percent of Common Stock
                      Beneficial Owner                        Stock the Company Beneficially       of the Company(1)
                                                                           Owned
------------------------------------------------------------- -------------------------------- ---------------------------
                                                                       3,050,000 (2)                      5.1%
Capital  Research and Management  Company and SMALLCAP World
Fund, Inc.
     333 South Hope Street
     Los Angeles, CA 90071
------------------------------------------------------------- -------------------------------- ---------------------------
                                                                       5,733,200(3)                       9.5%
David M. Knott and Dorset Management Corporation
     485 Underhill Boulevard, Suite 205
     Syosset, New York 11791-3419
------------------------------------------------------------- -------------------------------- ---------------------------
                                                                       4,080,885 (4)                      6.8%
Goldman Sachs Asset Management, L.P.
     32 Old Slip
     New York, NY 10005
------------------------------------------------------------- -------------------------------- ---------------------------
                                                                       5,615,658 (5)                      9.3%
Harvest Management, L.L.C.
     600 Madison Avenue, 11th Floor
     New York, NY 10022


1. All percentages are based on the 60,376,349 shares of Common Stock outstanding as of July 27, 2006 according to the Company's last Quarterly Report on Form 10-Q for the quarterly period ending July 1, 2006.

2. The information in the table and this note is derived from a Schedule 13G filed with the SEC on February 6, 2006 by Capital Research and Management Company and SMALLCAP World Fund, Inc. Capital Research and Management Company, a registered investment adviser, is deemed to the beneficial owner of 3,050,000 shares of Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. SMALLCAP World Fund, Inc., a registered investment company, which is advised by Capital Research and Management Company, is the beneficial owner of 3,050,000 shares of Common Stock.

3. The information in the table and this note is derived from a Schedule 13D filed with the SEC on May 5, 2006 by David M. Knott and Dorset Management Corporation, which share sole voting and investment power.

4. The information in the table and this note is derived from a Schedule 13G filed with the SEC on January 9, 2006 by Goldman Sachs Asset Management, L.P., a registered investment advisor, which holds sole voting and investment power over 4,080,885 shares of Common Stock. Goldman Sachs Asset Management, L.P. disclaims beneficial ownership of any securities managed on its behalf by third parties.

5. The information in this table and this note is derived from a Schedule 13D filed with the SEC on May 2, 2006 by Harvest Management, L.L.C. with respect to shares beneficially owned by the following accounts under its management, which Harvest Management may be deemed to beneficially own: 1,039,406 shares of Common Stock beneficially owned by Harvest Capital, L.P.; 2,073,585 shares of Common Stock beneficially owned by Harvest Offshore Investors Ltd.; 140,747 shares of Common Stock beneficially owned by CL Harvest, LLC; 177,158 shares of Common Stock beneficially owned by Harvest AA Capital, L.P.; 320,376 shares of Common Stock beneficially owned by New Americans, L.L.C.; and 1,864,385 shares of Common Stock beneficially owned by TE Harvest Portfolio, Ltd. James Morgan Rutman, Nathaniel Bohrer and Marjorie Gochberg Kellner are each principals of Harvest Management and thus may be deemed to beneficially own the shares of Common Stock beneficially owned by Harvest Management.

                        SECURITY OWNERSHIP OF MANAGEMENT

                  The following table sets forth, to the knowledge of the Third Point Entities based on a review of the Company's proxy statement, filed with the SEC on April 7, 2006, information with respect to the beneficial ownership of shares of Common Stock by each of the Company's directors and executive officers and all directors and executive officers as a group:


                                         Number of           Percent of Common
                                   Shares Beneficially             Stock
Name                                      Owned              of the Company (1)
----                                      ------             ---------------

David L. Castaldi                       66,389(2)                    *

Geoffrey F. Cox, Ph.D                   26,021(3)                    *

Peter Davis                             21,968(4)                    *

Richard A. Harvey, Jr.                  30,996(5)                    *

Leslie Hudson, Ph.D                     12,000(6)                    *

Linda Jenckes                           33,747(7)                    *

Thomas H. McLain                       249,279(8)                    *

Stephen G. Sudovar                      20,362(9)                    *

Raafat E.F. Fahim, Ph.D                 95,076(10)                   *

H. LeRoux Jooste                        50,000(11)                   *

Henrik S. Rasmussen, M.D., Ph.D        284,971(12)                   *

Mark L. Smith                          300,368(13)                   *

Jordan I. Siegel                        60,000(14)                   *

Current directors and                 1,251,177(15)                 2.1%
   executive officers as a
   group (12 persons)


*    Less than 1%


1. All percentages are based on the 60,376,349 shares of Common Stock outstanding as of July 27, 2006 according to the Company's last Quarterly Report on Form 10-Q for the quarterly period ending July 1, 2006.


2. Consists of (i) 49,189 shares of Common Stock owned by Mr. Castaldi; (ii) 6,200 shares of Common Stock owned by Mr. Castaldi's wife and daughter, as to which Mr. Castaldi disclaims beneficial ownership, and (iii) 12,000 shares of Common Stock that may be acquired under stock options that will be exercisable on November 12, 2006.


3. Consists of (i) 3,395 shares of Common Stock held jointly by Dr. Cox and his wife, (ii) 20,376 shares of Common Stock owned solely by Dr. Cox, and (iii) 2,250 shares of Common Stock that may be acquired under stock options that are presently exercisable.


4. Consists of (i) 3,968 share of Common Stock owned by Mr. Peter Davis, and
(ii) 18,000 shares of Common Stock that may be acquired under stock options that will be exercisable on November 12, 2006.


5. Consists of 30,996 shares of Common Stock owned jointly by Mr. Harvey and his wife.


6. Consists of 12,000 shares of Common Stock that may be acquired under stock options that will be exercisable on November 12, 2006.

7. Consists of (i) 21,747 shares of Common Stock owned jointly by Ms. Jenckes, and (ii) 12,000 shares of Common Stock that may be acquired under stock options that are presently exercisable.

8. Consists of (i) 127,021 shares of Common Stock owned jointly by Mr. McLain and his wife, (ii) 63,272 shares of Common Stock owned by the Company's 401(k) Plan, (iii) 58,746 shares of Common Stock which are subject to future vesting but as to which voting may currently be directed, and (iv) 240 shares of Common Stock owned by Mr. McLain's children, as to which Mr. McLain disclaims beneficial ownership. Mr. McLain is also a Named Executive Officer.

9. Consists of (i) 8,362 shares of Common Stock owned by Mr. Sudovar, and (ii) 12,000 shares of Common Stock that may be acquired under stock options that are presently exercisable.

10. Consists of (i) 17,217 shares of Common Stock owned by Dr. Fahim, (ii) 77,859 shares of Common Stock which are subject to future vesting but as to which voting may currently be directed.

11. Consists of (i) 10,000 shares of Common Stock owned by Mr. Jooste, and (ii) 40,000 shares of Common Stock that may be acquired under stock options that are presently exercisable. Mr. Jooste left the Company in January 2006.

12. Consists of (i) 3,573 shares of Common Stock owned by Dr. Rasmussen, (ii) 80,689 shares of Common Stock which are subject to future vesting but as to which voting may currently be directed, and (iii) 244,282 shares of Common Stock that may be acquired under stock options that are presently exercisable or will be exercisable on May 23, 2006.

13. Consists of (i) 15,458 shares of Common Stock owned by Mr. Smith, (ii) 17,393 shares of Common Stock owned by the Company's 401(k) Plan, and (iii) 267,517 shares of Common Stock that may be acquired under stock options that are presently exercisable.

14. Consists of 60,000 shares of Common Stock which are subject to future vesting but as to which voting may currently be directed.

15. See notes 2-14.

================================================================================
                                    IMPORTANT
                                    ---------

Please review this consent statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.

1. If your shares are registered in your own name, please sign, date and mail the enclosed WHITE consent card to D.F. King & Co., Inc., in the postage-paid envelope provided today.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent representing your shares and only on receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a WHITE consent card to be signed representing your shares. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to us in care of D.F. King & Co., Inc. so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

If you have any questions concerning this consent statement, would like to request additional copies of this consent statement or need help executing your consent, please contact:

                              D.F. KING & CO., INC.
                           48 WALL STREET, 22ND FLOOR
                               NEW YORK, NY 10005
                        CALL TOLL-FREE: 1 (888) 542-7446
             BANKS AND BROKERAGE FIRMS CALL COLLECT: (212) 269-5550

================================================================================

                                                              Preliminary Copies


                             NABI BIOPHARMACEUTICALS

  THIS CONSENT IS SOLICITED ON BEHALF OF THIRD POINT LLC, THIRD POINT OFFSHORE
          FUND, LTD., THIRD POINT PARTNERS LP, THIRD POINT ULTRA LTD., LYXOR/THIRD POINT FUND LIMITED, THIRD POINT PARTNERS QUALIFIED LP, AND
          DANIEL S. LOEB AND NOT ON BEHALF OF THE BOARD OF DIRECTORS.

                  Unless otherwise indicated below, the undersigned, a stockholder of record of Nabi Biopharmaceuticals (the "Company") on October [__], 2006 (the "Record Date"), hereby consents pursuant to Section 228(a) of the Delaware General Corporation Law with respect to all shares of Common Stock held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company.

1. The removal without cause of Thomas H. McLain, Richard Harvey, Leslie Hudson, Peter Davis and David Castaldi as directors of the Company and any other person or persons (other than persons appointed pursuant to this proposed action by written consent) elected or appointed to the Board of the Company prior to the effective date of these proposals.

                    [ ]                  [ ]                  [ ]
                  CONSENT         WITHHOLD CONSENT          ABSTAIN

INSTRUCTIONS: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE REMOVAL OF THE [#] DIRECTORS, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE REMOVAL OF CERTAIN OF THE ABOVE-NAMED PERSONS, BUT NOT ALL OF THEM, CHECK THE "CONSENT" BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH REMOVED IN THE FOLLOWING SPACE:

-------------------------------
2. The request that the Board appoint the following persons as directors of the Company to fill the vacancies resulting from Proposal 1: Jason Aryeh, Todd Davis, Stephen Kasnet, Timothy Lynch and Stuart Oran.

                    [ ]                  [ ]                  [ ]
                  CONSENT         WITHHOLD CONSENT          ABSTAIN

INSTRUCTIONS: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE RECOMMENDATION TO THE BOARD TO APPOINT THE ABOVE-NAMED PERSONS, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE ABOVE-NAMED PERSONS, BUT NOT ALL OF THEM, CHECK THE "CONSENT" BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH APPOINTED IN THE FOLLOWING
SPACE:

-------------------------------
                  [CONTINUED, AND TO BE SIGNED, ON OTHER SIDE]

                                                              Preliminary Copies

                           [CONTINUED FROM OTHER SIDE]

IN THE ABSENCE OF DISSENT OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CONSENT CARD. ALL JOINT OWNERS SHOULD SIGN. IF YOU ARE SIGNING IN A FIDUCIARY CAPACITY OR AS A CORPORATE OFFICER, PLEASE ALSO PROVIDE YOUR FULL TITLE.



DATED _____________, 2006


-------------------------------
SIGNATURE OF STOCKHOLDER



-------------------------------
SIGNATURE IF HELD JOINTLY



-------------------------------
TITLE, IF APPLICABLE